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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Post-Effective amendment No.2 to the Registration Statement on Form N-4, No. 333-179398 of RiverSource(R) RAVA 5 Advantage Variable Annuity/ RiverSource(R) RAVA 5 Select Variable Annuity/ RiverSource(R) RAVA 5 Access Variable Annuity (Offered for contract applications signed after April 30, 2012) of our report dated February 24, 2012 relating to the financial statements of RiverSource Life Insurance Company, which appears in RiverSource Life Insurance Company's Annual Report on Form 10-K for the year ended December 31, 2011 and our report dated April 20, 2012 relating the financial statements of RiverSource Variable Account 10, which appears in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, No. 333-179398. We also consent to the reference to us under the heading "Independent Registered Public Accounting Firm" in such Registration Statement.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 5, 2012
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            Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption "Independent Registered Public Accounting Firms" in the Statement of Additional Information and to the use of our report dated February 23, 2011 with respect to the financial statements of RiverSource Life Insurance Company and to the use of our report dated April 22, 2011 with respect to the financial statements of RiverSource Variable Account 10 included in Pre-Effective Amendment No. 1 to the Registration Statement (Form N-4, No. 333-179398) which is incorporated by reference in Post-Effective Amendment No. 2 to the Registration Statement (Form N-4, No. 333-179398) for the registration of the RiverSource(R) RAVA 5 Advantage Variable Annuity, RAVA 5 Select Variable Annuity and RiverSource Access Variable Annuity (offered for contract applications signed on or after April 30, 2012) offered by RiverSource Life Insurance Company.

                                                           /s/ Ernst & Young LLP

Minneapolis, Minnesota
July 5, 2012